SUPPLEMENT DATED
                                 JANUARY 1, 1997
                     TO THE STATEMENT OF ADDITIONAL INFORMATION

                      FRANKLIN REAL ESTATE SECURITIES FUND
                         FRANKLIN SMALL CAP GROWTH FUND
                             DATED SEPTEMBER 1, 1996
                         FRANKLIN'S AGE HIGH INCOME FUND
                              DATED OCTOBER 1, 1996
                              FRANKLIN EQUITY FUND
                             DATED NOVEMBER 1, 1996
                               FRANKLIN GOLD FUND
                             DATED DECEMBER 1, 1996



I. As of January 1, 1997, the Fund offers a third class of shares designated "Advisor Class." This SAI describes the Class I and Class II shares of the Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" is amended to remove the reference to Class II shares.

III. The discussion under "The Fund's Underwriter - The Rule 12b-1 Plans" is amended by replacing the first paragraph with the following text:

 The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class I and Class II shares.